UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2005

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida

000-28179

59-3404233

(State or other jurisdiction

           (Commission File Number)

(IRS Employer

of incorporation)

Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below).

[     ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.01.

Completion of Acquisition of Assets.

On February 24, 2005 Ableauctions.com, Inc. (the “Registrant”), through its assignee and wholly owned subsidiary, 0716590 B.C. Ltd., exercised its option to purchase the 21,946 square foot commercial building and property that it currently leases along with two other tenants, located at 1963 Lougheed Highway, Coquitlam, British Columbia, Canada (the “Property”).  The Property was purchased from Bullion Reef Holdings Ltd, a private company that is wholly-owned by the wife of Mr. Abdul Ladha, the Registrant’s President and a director.  The purchase price was $2,221,316.

The Property consists of 19,646 square feet of commercial space and 2,300 square feet of residential property and is located on approximately eight-tenths of an acre.  The Property currently serves as the Registrant’s headquarters.  Prior to the purchase, the Registrant leased the property, along with two other tenants, for a combined annual rent of $185,460.

The Registrant’s board of directors obtained three independent appraisals of the Property.  These appraisals were provided to a fourth independent appraiser who recommended the final purchase price to the board of directors.  The purchase price was below the average of the three valuations and was paid in cash by the Registrant.  Mr. Ladha abstained from voting.

Item 9.01.

Financial Statements and Exhibits.

Exhibit 10.1

Agreement between Bullion Reef Holdings, Ltd. and 0716590 B.C. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

“Abdul Ladha”

_________________________________

Abdul Ladha, Chief Executive Officer

Dated:  February 28, 2005

Exhibit 10.1

This Agreement dated for reference January 1, 2005,

Between:

Bullion Reef Holdings Ltd., a company incorporated pursuant to the laws of the Province of British Columbia, having its registered office at 19th Floor, 885 West Georgia Street, Vancouver, B.C., V6C 3H4

(the "Vendor")

Of the First Part

And

0716590 B.C. Ltd, a company incorporated pursuant

to the laws of the Province of British Columbia, having its registered office at #217 - 713 Columbia Street, New Westminster, British

Columbia, V3M 1B2

Of the Second Part

(the Purchaser”)

Whereas:

A.

The Vendor is the registered owner of certain real property situate at 1963 Lougheed Highway, Coquitlam,  British Columbia, and legally described as follows:

Parcel Identifier: 004-925-963

Lot 129 District Lots 62 and 63 Group 1

Plan 51328 Except: Part within heavy black

outline on highway Statutory Right of Way

Plan 63067 New Westminster District

(the "Property")

B.

The Purchaser wishes to purchase the Property from the Purchaser and the Vendor has agreed to sell the Property to the Purchaser upon the terms and conditions hereinafter set out.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and conditions hereinafter contained, the parties hereto covenant and agree each with the other as follows:

1.

PURCHASE PRICE

1.01

The Purchase Price shall be TWO MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($2,750,000.00) CANADIAN  (the "Purchase Price") and shall be paid to the Vendor by the Purchaser on or before the Completion Date.

1.02

The Purchaser shall remit directly to Revenue Canada any GST payable in respect of the purchase of the Property.

2.

COMPLETION DATE

2.01

(a)

The sale will be completed forthwith upon execution of the transfer documents by the Vendor, but in any event not later than March 1, 2005 ("Completion Date");

(b)

Tender or payment of monies by the Purchaser to the Vendor will be by certified cheque, bank draft, or by solicitor’s trust cheque;

(c)

All documents required to give effect to this Agreement will be delivered in registrable form where necessary and shall be lodged for registration in the appropriate Land Title Office on or before the Completion Date;

(d)

Time shall be of the essence hereof, and unless the balance of cash payment is paid and such formal agreement to pay the balance as may be necessary is entered into on or before the Completion Date, the Vendor may at its option terminate this Agreement.

2.02

At or before the closing the Vendor shall deliver to the Purchaser the following:

i)

a Form A Freehold Transfer (the “Transfer”) prescribed by the British Columbia Land Title Act conveying the Property to the Purchaser, duly executed by the Vendor in registrable form;

ii)

a Statement of Adjustments approved by the Vendor.

3.

CLEARING TITLE

3.01

If the Vendor has existing financial charges to be cleared from title, the Vendor, while still required to clear such charges, may wait to pay and discharge the existing financial charges until immediately after receipt of the purchase price, but in this event, the Purchaser may pay the purchase price to a lawyer, in trust, on undertakings to pay and discharge the financial charges and remit the balance, if any, to the Vendor.

4.

POSSESSION

4.01

The Purchaser will have vacant possession of the Property at 12:00 o’clock noon on the day after the Completion Date (the “Possession Date”).

5.

ADJUSTMENTS

5.01

The Purchaser will assume and pay all taxes, rates, local improvement assessments, fuel, utilities and other charges from and including the date set for adjustments, and all adjustments both incoming and outgoing of whatsoever nature will be made as of the January 1, 2005 (the “Adjustment Date”).

6.

RISK

6.01

All buildings on the Property and all other items included in the purchase and sale will be and remain at the risk of the Vendor until 12:01 a.m. on the Completion Date.  After that time, the Property and all included items will be at the risk of the Purchaser.

7.

VENDORS' REPRESENTATIONS

7.01

In accepting this Offer, the Vendor hereby represents and warrants to the Purchaser that:

(a)

The Vendor is a corporation duly incorporated and validly existing under the laws of the Province of British Columbia and has the power, authority and capacity to carry out the transactions contemplated by this Offer, all of which will by the Completion Date have been duly and validly authorized by all required corporate proceedings;

(b)

The Vendor has, and will have on the Completion Date, good and marketable title to the Property, free and clear of all liens, charges and encumbrances except subsisting conditions, provisos, restrictions, exceptions and reservations, including royalties, contained in the original grant or contained in any other grant or disposition from the Crown,  registered restrictive covenants and rights-of-way, existing tenancies set out below and except as otherwise set out herein (the “Permitted Encumbrances”);

(c)

All municipal taxes, local improvement taxes, rates, levies and assessments of every nature and kind with respect to the Property for the 2004 calendar year and all preceding calendar years have been paid in full, and the Vendor has no present and knows of no future obligations to construct or provide, or to pay monies to any statutory authority in connection with off-site roads, services, utilities or similar services in connection with the Property;

(d)

The Vendor has received no notice and has no knowledge of any intention of any statutory authority to expropriate all or any part of the Property or any intention of the applicable municipal authority to alter its zoning by-law  so as to affect, or potentially affect, the Property.

8.

CONDITIONS

8.01

The Purchaser's obligation to complete the purchase contemplated by this Offer is subject to fulfilment of the condition that the representations and warranties of the Vendor contained in this Offer being true on and as of the Completion Date with the same effect as though on the Completion Date.

8.02

The condition in 8.01 is for the sole benefit of the Purchaser and may be waived in whole or in part by the Purchaser.

8.03

The Vendor and Purchaser acknowledge that the Vendor is controlled by the Chief Executive Officer of the Purchaser and that this transaction may be regarded as a non-arms length transaction.

9.

GOVERNING LAW

9.01

This Offer and the Agreement resulting from its acceptance shall be governed by and construed in accordance with the laws of the Province of British Columbia.

9.02

There are no representations, warranties, guarantees, promises or agreements other than those set out above, all of which survive the completion of sale.

10.

BINDING EFFECT

10.01

This Offer and the Agreement resulting from its acceptance shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

0726590 B.C. LTD.

BULLION REEF HOLDINGS LTD.

___________________________

____________________________

Per:

Authorized signatory

Per:

Authorized signatory